EX-99.1

                        Renaissance Communications Corp.
                           Consolidated Balance Sheets

                                                                                               June 30,               December 31,
                                                                                                 1996                     1995
                                                                                              (Unaudited)              (Audited)
                                                                                          ---------------------------------------
                                                                                                         (in thousands)
Assets
Current assets:
    Cash and cash equivalents                                                                    $10,707                 $9,912
    Accounts receivable, less allowance for
        doubtful accounts of $2,192,000 and $2,128,000
        in 1996 and 1995, respectively                                                            41,375                 41,258
    Note receivable from officer                                                                   3,078                      0
    Barter program rights                                                                         17,708                 29,247
    Program rights                                                                                27,206                 35,451
    Prepaid expenses and other current assets                                                      3,752                  3,464
                                                                                          ---------------------------------------
    Total current assets                                                                         103,826                119,332

Property, plant and equipment, net of  accumulated
       depreciation of $36,086,000 and $33,061,000
        in 1996 and 1995, respectively                                                            35,855                 37,215


Barter program rights                                                                             10,294                 14,247

Program rights                                                                                    36,027                 45,445

Intangible assets, net of accumulated amortization
       of $27,138,000 and $23,412,000 in 1996 and
       1995, respectively                                                                        155,132                158,858

Deferred financing costs, net of accumulated
        amortization of $3,391,000 and $2,642,000
        in 1996 and 1995, respectively                                                             2,382                  3,131

Note receivable and other assets                                                                   4,305                  4,331

                                                                                          ---------------------------------------
Total assets                                                                                    $347,821               $382,559
                                                                                          =======================================



                             See accompanying notes

                        Renaissance Communications Corp.
                     Consolidated Balance Sheets (Continued)

                                                                                               June 30,               December 31,
                                                                                                 1996                     1995
                                                                                              (Unaudited)              (Audited)
                                                                                          ----------------------------------------
                                                                                                         (in thousands)
Liabilities and shareholders' equity
Current liabilities:
     Accounts payable                                                                             $2,106                 $2,464
     Accrued expenses                                                                             10,508                  8,325
     Senior secured term loan                                                                     14,367                 16,209
     Barter program payable                                                                       17,708                 29,247
     Program payable                                                                              38,661                 41,247
                                                                                          ----------------------------------------
Total current liabilities                                                                         83,350                 97,492

Senior secured term loan and revolving credit facility                                            28,676                 47,546
Barter program payable                                                                            10,294                 14,247
Program payable                                                                                   40,632                 54,563
Deferred income taxes                                                                              4,263                  4,263
Other noncurrent liabilities                                                                         300                    301

Common shareholders' equity:
Common Stock, par value $.01 per share, authorized
     97,500,000 shares, issued and outstanding 30,337,207
     and 30,037,206 shares in 1996 and 1995                                                          303                    300
Additional paid-in  capital                                                                      164,270                162,273
Notes receivable from warrant exercise                                                            (2,000)                     0
Accumulated earnings                                                                              17,733                  1,574
                                                                                          ----------------------------------------
Total shareholders' equity                                                                       180,306                164,147
                                                                                          ----------------------------------------
Total liabilities and shareholders' equity                                                      $347,821               $382,559
                                                                                          ========================================








                             See accompanying notes

                        Renaissance Communications Corp.
                        Consolidated Statements of Income
                                   (Unaudited)

                                                                Three months ended June 30,           Six months ended June 30,
                                                                  1996              1995                1996             1995
                                                          -----------------------------------------------------------------------
                                                                           (in thousands, except per share amounts)

Net revenue                                                     $47,061           $37,621             $83,234          $68,013
Barter revenue                                                    8,770             6,765              17,944           13,642
                                                          -----------------------------------------------------------------------

    Total revenue                                                55,831            44,386             101,178           81,655

Operating expenses                                                3,926             3,394               7,847            6,900
Selling, general and administrative expenses                      9,940             8,854              18,684           16,822
Amortization of program rights                                    9,984             6,457              20,448           13,659
Amortization of barter program rights                             8,516             6,469              17,424           13,063
Depreciation and amortization                                     3,798             3,888               7,569            8,193
                                                          -----------------------------------------------------------------------

    Total operating expenses                                     36,164            29,062              71,972           58,637
                                                          -----------------------------------------------------------------------

Profit from operations                                           19,667            15,324              29,206           23,018

Other income (expense) net                                          (36)              (55)                (93)             (51)
Interest income                                                     288               320                 579              694
Interest expense                                                   (825)           (1,755)             (1,974)          (4,062)
                                                          -----------------------------------------------------------------------

Income before provision for income taxes and
   extraordinary item                                            19,094            13,834              27,718           19,599

Provision for income taxes                                        7,706             1,248              11,337            1,800
                                                          -----------------------------------------------------------------------

Income before extraordinary item                                 11,388            12,586              16,381           17,799

Extraordinary item:
    Loss on early extinguishment of debt, net of taxes                0                 0                 222                0
                                                          -----------------------------------------------------------------------

Net income                                                      $11,388           $12,586             $16,159          $17,799
                                                          =======================================================================


Net income per common and common equivalent
   share before extraordinary loss                                $0.37             $0.41               $0.53            $0.58
Extraordinary loss                                                 0.00              0.00                0.01             0.00
                                                          -----------------------------------------------------------------------

Net income per common and common equivalent share                 $0.37             $0.41               $0.52            $0.58
                                                          =======================================================================



Shares used in earnings per share calculation                    30,944            30,645              30,879           30,617
                                                          =======================================================================







                             See accompanying notes

                        Renaissance Communications Corp.
            Consolidated Statement of Changes in Shareholders' Equity
                         Six months ended June 30, 1996
                                   (Unaudited)

                                                      Additional            Notes
                                      Common            Paid-In        Receivable From         Accumulated
                                      Stock             Capital        Warrant Exercise         Earnings             Total
                                  ---------------------------------------------------------------------------------------------
                                                                        (in thousands)

Balance at December 31, 1995           $300            $162,273                                   $1,574           $164,147

Net Income                                                                                        16,159             16,159

Exercise of warrants                      3               1,997             (2,000)                                       0

                                  ---------------------------------------------------------------------------------------------
Balance at June 30, 1996               $303            $164,270            ($2,000)              $17,733           $180,306
                                  =============================================================================================





                             See accompanying notes

                        Renaissance Communications Corp.
                      Consolidated Statements of Cash Flows
                                   (Unaudited)

                                                                                    Six months ended June 30,
                                                                                  1996                      1995
                                                                              --------------------------------------
                                                                                         (in thousands)
Cash flows from operating activities:
Net income                                                                      $16,159                   $17,799
  Adjustments to reconcile net income to cash provided by operating activities:
    Depreciation and amortization                                                 7,569                     8,193
    Amortization of program rights,
      net of barter                                                              20,448                    13,659
    Amortization of discount on certain contracts payable                             -                         3
    Provision for bad debts                                                         471                       195
    Loss on early extinguishment of debt, net of taxes                              222                         -
    Gain (loss) on disposal of fixed assets                                          93                        51
    Program payments                                                            (19,303)                  (14,600)
    Decreases (increases) in assets and increases
      (decreases) in liabilities:
        Accounts receivable                                                        (588)                    3,524
        Prepaid expenses, other current assets
          and other assets                                                         (462)                   (1,662)
        Accounts payable                                                           (358)                     (709)
        Accrued expenses                                                          2,332                      (432)
                                                                              --------------------------------------
    Total adjustments                                                            10,424                     8,222
                                                                              --------------------------------------
Net cash provided by operating activities                                        26,583                    26,021

Cash flows from investing activities:
Capital expenditures                                                             (2,198)                   (2,493)
Issuance of note receivable to officer                                           (3,078)                        -
Proceeds from principal payment on note receivable                                  200                       200
                                                                              --------------------------------------
Net cash used in investing activities                                            (5,076)                   (2,293)
                                                                              --------------------------------------

Cash flows from financing activities:
  Principal payments on senior secured term loan and
       revolving credit facility                                                (20,712)                  (24,216)
  Principal payments on other noncurrent liabilities                                  -                       (63)
  Proceeds from exercise of warrants (See Note 2)                                     -                       373
                                                                              --------------------------------------
Net cash used in financing activities                                           (20,712)                  (23,906)
                                                                              --------------------------------------

Net increase (decrease) in cash and cash equivalents                                795                      (178)

Cash and cash equivalents
Balance at the beginning of the period                                            9,912                    10,129
                                                                              --------------------------------------

Balance at the end of the period                                                $10,707                    $9,951
                                                                              ======================================





                             See accompanying notes

                        Renaissance Communications Corp.

                   Notes to Consolidated Financial Statements
                                   (Unaudited)

1.       Financial Statement Presentation
         --------------------------------

         As of June 30, 1996, Renaissance Communications Corp.(the "Company") owned and operated six television stations: KDAF, Dallas, Texas; WDZL, Miami/Ft. Lauderdale, Florida; KTXL, Sacramento, California; WTIC, Hartford/New Haven, Connecticut; WXIN, Indianapolis, Indiana; and WPMT, Harrisburg, Pennsylvania. The interim financial statements presented herein include the accounts of the Company and its wholly owned subsidiaries for the period of time they were owned and operated by the Company. All significant intercompany items and transactions are eliminated in consolidation.

         In the opinion of management, the accompanying unaudited consolidated financial statements contain all the normal recurring adjustments necessary for a fair presentation of the results for the interim periods presented. The results for the interim period are not necessarily indicative of the results to be expected for the full year.

2.       Shareholders' Equity
         --------------------

         On May 21, 1996, certain family members of an officer exercised warrants for 300,000 shares. The exercise price was satisfied through the issuance of $2,000,000 in demand notes to the Company. The notes bear interest at an annual rate of 6%.

3.       Pending Transactions
         --------------------

         On July 1, 1996, the Company entered into a definitive agreement to be acquired by Tribune Company for $36.00 per share in cash for an aggregate purchase price of $1.13 billion. The transaction is subject to shareholder and FCC approval. The transaction is expected to close in early 1997.

         In March 1994, the Company entered into an agreement to sell the voting common stock of the subsidiary that holds the FCC license of WTIC ("61 Licensee") in order to comply with FCC regulations which prohibit it from controlling the FCC license because the majority owner of the Company owns newspapers within the service area of WTIC. The Company will retain a 98% nonvoting interest in 61 Licensee and will continue to consolidate the results of WTIC, including 61 Licensee. The transaction is subject to the consent of the FCC. An application for such consent is pending before the FCC. In connection with the filing of the application to the FCC for transfer of control of the stations to Tribune Company, the Company will withdraw the pending application for transfer of control of WTIC and the related agreements will terminate.